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                                                                   Exhibit 10.49

                                 eUNIVERSE, INC.
                       6300 WILSHIRE BOULEVARD, SUITE 1700
                          LOS ANGELES, CALIFORNIA 90048



October 30, 2000


Take-Two Interactive Software, Inc.
575 Broadway, 3rd Floor
New York, NY 10012
Attn:   Mr. Ryan A. Brant
Chief Executive Officer

Dear Gentleman:

         This side letter agreement (the "Side Agreement") confirms the agreement and understanding of eUniverse, Inc. ("eUniverse"), Take-Two Interactive Software, Inc. ("T2"), and Brad D. Greenspan with respect to the shares of eUniverse common stock, par value $.001 (the "Shares") purchased by T2 from Charles Beilman pursuant to that certain letter agreement dated of equal date herewith by and among eUniverse, T2 and Charles Beilman (the "Agreement") and other shares of eUniverse common stock issued to T2 by eUniverse hereunder. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. The parties hereto hereby agree as follows:

1. Demand Registration Rights.


         1.1 After the date hereof and until the date on which the Subject Stock (defined below) may be sold without any restriction pursuant to Rule 144(k) promulgated under the Securities Act, as amended, if eUniverse shall receive a written request (the "Demand") from T2 that eUniverse prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering the registration of the Shares (the "Subject Stock"), then eUniverse shall: (A) prepare and file such registration statement within 60 days of such Demand, (B) use its best efforts to cause the registration statement to be declared effective as soon as possible after the filing thereof, and (C) to keep such registration statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Subject Stock covered by such registration statement has been sold or (y) the date on which the Subject Stock may be sold without any restriction pursuant to Rule 144(k) promulgated under the Securities Act, as such rule may be amended from time to time, as determined by the counsel to eUniverse pursuant to a written opinion letter, addressed to eUniverse's transfer agent to such effect. T2 shall not sell under such registration statement more than the number of shares it would otherwise be permitted to sell under Rule 144, assuming such rule was applicable to any sale made by T2.

         Notwithstanding anything in this Section 1 to the contrary, eUniverse shall not be required to take any action to file a registration statement pursuant to this Section at any time:

         (i) beginning with the date of filing by eUniverse of a registration statement covering an underwritten firm commitment public offering of eUniverse's securities and ending 60 days after the effective date of any such registration statement; or

         (ii) after eUniverse has effected one registration pursuant to this Side Agreement.

         1.2 Indemnification.


             (a) Indemnification by eUniverse. eUniverse will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to this Side Agreement, T2 of any registrable securities covered by such registration statement against any losses, claims, damages or liabilities, joint or several, to which T2 may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities






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October 30, 2000
Page 2



Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and eUniverse will reimburse T2 for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that eUniverse shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to eUniverse through an instrument duly executed by or on behalf of T2 specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of T2 and shall survive the transfer of such securities by T2.

             (b) Indemnification by T2. As a condition to any registration statement, eUniverse shall have received an undertaking satisfactory to it from T2 of the registrable securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 1.2) eUniverse, and each director of eUniverse, each officer of eUniverse and each other person, if any, who participates as an underwriter in the offering or sale of such securities and each other person who controls eUniverse or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to eUniverse through an instrument duly executed by T2 specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of eUniverse or any such director, officer or controlling person and shall survive the transfer of such securities by T2.

             (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, provided, however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

2. Election of Director. In connection with and in consideration of the Transaction, eUniverse shall use its best efforts to cause an individual to be designated by T2 to be elected and serve as a member of the Board






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October 30, 2000
Page 3


of Directors of eUniverse. Accordingly, to effectuate the foregoing, the parties hereby further agree as follows:

         (i) Brad D. Greenspan shall vote all shares of capital stock of eUniverse owned by him for the election of the person to be determined by T2 to the Board of Directors of eUniverse; and

         (ii) When T2 and its affiliates own less than 500,000 shares of eUniverse common stock, the person designated by T2 to be a member of the Board of Directors of eUniverse will resign as a member of the Board of Directors of eUniverse.

3. Issuance of Additional Shares. At the Closing, eUniverse shall issue 100,000 shares of eUniverse common stock to T2, and T2 shall purchase such shares, at a price per share of $.01.

4. Schedule 13G. eUniverse shall prepare at its expense and cause a Schedule 13G to be filed with the Commission on T2's behalf promptly following the Closing. T2 shall cooperate with eUniverse to effect such filing.

5. General Provisions.


         In the event that the Closing shall fail to be consummated by November 6, 2000, this Side Agreement shall terminate and have no further force or effect.

         Each of the parties hereto shall bear its own expenses in connection with the Transactions.

         This Side Agreement is binding upon the parties and their successor and assigns.

         Any provision of this Side Agreement held or determined by a court (or other legal authority) of competent jurisdiction to be illegal, invalid, or unenforceable in any jurisdiction shall be deemed separate, distinct and independent, and shall be ineffective to the extent of such holding or determination without (i) invalidating the remaining provisions of this Side Agreement in that jurisdiction or (ii) affecting the legality, validity or enforceability of such provision in any other jurisdiction.

         Notices to be given hereunder by any party to the other parties must be delivered to the addresses set forth at the outset of this Side Agreement, or to new or additional addresses as may be designated in writing by any party.

         This Side Agreement is to be governed by and construed in accordance with the laws of the State of Connecticut.

         This Side Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and is intended as the parties' final expression and complete and exclusive statement of the terms thereof, superseding all prior or contemporaneous agreements, representations, promises and understandings, whether written or oral. This Side Agreement may be amended or modified only by an instrument in writing signed by all of the parties hereto.







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October 30, 2000
Page 4


         Please acknowledge receipt of and agreement to the foregoing by signing the enclosed copy of this letter where indicated below and returning it to the undersigned by facsimile and regular mail.


                                Very truly yours,
                                eUNIVERSE, INC.


                               By: /s/ Brad D. Greenspan
                                  ------------------------
                                  Name: Brad D. Greenspan
                                  Its:  Chairman


AGREED AND ACCEPTED:

TAKE-TWO INTERACTIVE SOFTWARE, INC.



By:  /s/ Ryan A. Brant
    ---------------------------------
         Ryan A. Brant
         Chief Executive Officer


With respect to Sections 2 and 4 only:

 /s/ Brad D. Greenspan
---------------------------------
Brad D. Greenspan